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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-97563, 333-50539, 333-50543, 333-94563 and 333-60302 of Kforce Inc.
(the "Company"), formerly known as kforce.com, Inc. and Romac International, Inc., on Form S-8 of our report dated January 30, 2001, appearing in this Annual Report on Form 10-K/A of the Company for the year ended December 31, 2000.

Deloitte & Touche LLP

Tampa, Florida
August 22, 2001